UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2008

SEAFARER EXPLORATION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-29461	73-1556428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Kyle Kennedy
Chief Executive Officer
100 2nd Avenue South, Suite 104N
St. Petersburg, FL 33701

(727) 820-1014

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Between June 20 and July 1, 2008, we completed the sale of an aggregate of 1,287,500 shares of our common stock to 3 Canadian investors.  We sold the stock at a price of $0.08 per share, for an aggregate of $103,000.  We plan to use the proceeds for working capital.  We made the sales directly to the investors, as a result of contacts made by our directors and executive officers.  We did not pay, and no one acting on its behalf or to our knowledge paid, any commissions or other compensation with respect to the sale of any of the shares.  A legend has been placed on each certificate representing the shares, prohibiting public resale of the shares, except subject to an effective registration statement under the Securities Act of 1933, as amended (the "Act") or in compliance with Rule 144. We claim exemption from the registration requirement of the Act by reason of Regulation S promulgated under the Act on grounds that these sales were not made in the United States to “US persons” as defined in the regulation the meaning of the Act.

Between August 2 and August 8, 2008, we completed the sale of an aggregate of 1,000,000 shares of our common stock to 2 accredited investors in the United States.  We sold the stock at a price of $0.05 per share, for an aggregate of $50,000.  We plan to use the proceeds for working capital.  We made the sales directly to the investors, as a result of contacts made by our directors and executive officers.  We did not pay, and no one acting on its behalf or to our knowledge paid, any commissions or other compensation with respect to the sale of any of the shares.  A legend has been placed on each certificate representing the shares, prohibiting public resale of the shares, except subject to an effective registration statement under the Securities Act of 1933, as amended (the "Act") or in compliance with Rule 144. We claim exemption from the registration requirement of the Act by reason of Section 3(b), Rule 504(b) and 4(2), Rules 505 and 506, of the Act and the rules and regulations there under, including Regulation D on grounds that neither of these sales involved a public offering within the meaning of the Act.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2008, James Alexander resigned as a Director and as the President and Treasurer.  Management is not aware of any dispute between the board of directors, management and Mr. Alexander.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On September 18, 2008, we issued a press release announcing the launch of our corporate web site at www.seafarerexplorationcorp.com

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.  Not applicable

(b) Pro forma financial information.  Not applicable

(c) Shell company transactions.  Not applicable

(d) Exhibits.

Exhibit #	Exhibit Name
99.1	Press release dated September 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAFARER EXPLORATION CORP.

Date: September 18, 2008	By:	/s/ Kyle G. Kennedy
Name: Kyle Kennedy
Title: Chief Executive Officer